                                                                KeyPremier Funds
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Dear Shareholder:

The Funds are pleased to present the 1997 semiannual report for the KeyPremier Funds. Despite considerable volatility in the fourth quarter of 1997, large-company U.S. stocks performed well during the past six months, contributing to a solid return for the KeyPremier Established Growth Fund. Small-company domestic stocks did not fare quite as well. After a strong rally in the summer, they lost some of their momentum in the fall. This is one reason the KeyPremier Aggressive Growth Fund lagged the larger cap Established Growth Fund. Meanwhile, the U.S. bond markets posted their strongest six months in several years, largely due to an unexpected "flight to quality" that made high-quality U.S. bonds and other fixed-income securities the "investments of choice" for overseas investors.

Certainly, it was an auspicious time to launch two additional KeyPremier fixed-income funds. Both the KeyPremier Limited Duration Government Securities Fund and the KeyPremier U.S. Treasury Obligations Money Market Fund benefited from the bond market rally.

On the following pages, you will find remarks from the members of Martindale Andres & Company, the day-to-day managers of your Funds. Robert Andres, managing principal of Martindale Andres, provides an overview of the economic and market factors that influenced their investment decisions during the past six months, as well as his outlook for the future. Also included is an interview with each Fund's portfolio manager, including Bill Martindale, who was featured in Money Magazine's September 1997 issue.

The discussion and analysis will help you understand the particular tactics each portfolio manager uses to pursue growth, income, preservation of capital or some combination of these. We also provide for each Fund a comprehensive schedule of Fund holdings; financial highlights and financial statements. We encourage you to closely read the entire report.

Finally, thank you for your continued investment in the KeyPremier Funds. Please feel free to contact The Funds at (888)539-1150 with any questions or comments.

Sincerely,

/s/ Robert E. Leech
Robert E. Leech
President and CEO

Keystone Asset Management Division

MARTINDALE ANDRES & COMPANY IS A WHOLLY OWNED SUBSIDIARY OF KEYSTONE FINANCIAL, INC. AND PROVIDES INVESTMENT ADVISORY AND OTHER SERVICES TO THE FUNDS AND RECEIVES FEES FOR THOSE SERVICES. THIS MATERIAL IS AUTHORIZED FOR DISTRIBUTION ONLY WHEN PRECEDED OR ACCOMPANIED BY A PROSPECTUS. THE FUNDS ARE DISTRIBUTED BY BISYS FUND SERVICES. MUTUAL FUNDS ARE NOT FDIC INSURED. THERE IS NO BANK GUARANTEE, AND THEY MAY LOSE VALUE.
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                                       -1-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

Dear KeyPremier Fund Shareholder:

We are pleased to send you this semi-annual report for the six months ended December 31, 1997--a period that was marked by unusual volatility in the financial markets and an economic slowdown in Asia, but one that ultimately produced satisfactory results for many U.S. investors.

A quick glance at year-end numbers shows that both stocks and bonds provided better-than-average total returns. From July 1 to December 31, 1997, all of the major domestic stock indices posted solid advances, with the Standard & Poor's 500 Index (large capitalization stocks) gaining 10.58% and the Russell 2000 Index (small-capitalization stocks) rising 11.04%. In fact, the Dow Jones Industrial Average ended 1997 with a 22% gain for the year, marking the first time in history that the blue-chip average rose more than 20% for three consecutive years.

Sharply lower interest rates lifted the prices of fixed-income securities. Total returns for the year were well above historical levels.

A FIERCE FOREIGN UNDERTOW LURKED BENEATH THE SURFACE

By now, you've undoubtedly heard about the wave of deflation, currency devaluations, bankruptcies and declining stock market prices that have swept across much of Southeast Asia. These events have impacted Thailand, Indonesia, South Korea and Malaysia, and even threatened Japan--the world's second-largest economy. In an effort to raise cash, those nations have supplied the United States with a surge of cheap products, while cutting back dramatically on their purchase of goods produced by American companies. The problems in Asia are expected to slow the U.S.'s economic growth, as measured by the Gross Domestic Product (GDP), by as much as a full percentage point in 1998, and perhaps reduce the earnings growth of many multinational corporations.

The aforementioned events caused the stock market to be extremely volatile in the second half of 1997. With investors unable to conclusively assess the Asian impact, uncertainty was injected into the market. This uncertainty resulted in making 1997 a memorable year for investors. Extending a recovery that began in the spring, the stock market pushed steadily higher, with the Dow reaching an all-time high of 8,259 on August 6. However, a gradual weakness promptly set in, and stocks drifted lower before falling a startling 554 points on October 27. Fortunately, even more volatility, this time on the upside, was in store. Led by large-cap issues--which had powered the market for much of the preceding three years--stocks finished the year close to their best levels, with the Dow ending the year within 4% of its record high. (And, as we write this letter in mid-February, the Dow and the S&P 500 have both risen to new heights.)

The stock market's volatility in the past six months highlights the benefits of our buy-and-hold approach to equity investment. Our experience tells us that it is extremely difficult to accurately time the market. Our expertise is not in determining whether the overall stock market is undervalued or overvalued, but rather in buying individual stocks for the long term. As a result, the KeyPremier equity funds remained fully invested throughout this volatile period. This discipline allowed us to participate in the market's rebound and post solid performance results for the six-month period.

BONDS WERE THE SILVER LINING

U.S. fixed-income securities benefited from the concerns generated by the crisis in Asia. When investors around the world sought a safe haven for their money, they looked to the U.S. Treasury market. This "flight to quality" drove down bond yields--the yield on 30-year bonds, for example, fell a full 50 basis points (0.50%) during the last quarter of 1997.

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                                       -2-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

Inflation remained tame throughout the period; for all of 1997, the Consumer Price Index rose just 1.7%. With the 30-year Treasury bond yielding 5.92% at the end of 1997, investors enjoyed a "real yield" (yield minus inflation) in excess of 4%, high by historical standards.

WILL THE PAST PROVE TO BE PROLOGUE?

We have just concluded a most eventful year, one that leaves us with many unanswered questions. Can the International Monetary Fund help the former "Asian tigers" right themselves without additional damage, or will these slower growth economies impede other countries' growth, including the United States? Will inflation and interest rates remain low, fostering a hospitable environment for stocks and bonds, or are we about to see an end to an economic climate that has helped increase wealth in this country?

What is our outlook for 1998? While it is possible that the Asian slowdown could have a continuing effect in the U.S., we do not believe it is likely that our own economic expansion, now moving into its eighth year, will be crippled. The economy continues to add jobs at an impressive rate; inflation shows few signs of heating up; and increased worker productivity is proving to be this country's economic salvation. While earnings growth may slow in certain sectors, especially those that depend on Asia for a significant share of revenues, other industries may benefit from the increasingly cheaper prices they have to pay for work performed by foreign labor.

With this in mind, our 1998 outlook for equity and fixed-income markets is positive. We expect the stock market to post a more normalized return of 10%-12% in 1998. As for the fixed-income markets, we think it is likely that the Fed will leave interest rates unchanged in the near term, and perhaps even lower them. The implications of a meltdown in Asia are a serious concern, and the Fed is unlikely to risk causing a worldwide crisis by raising interest rates and damaging the international economic structure. For now, the Fed will probably be content to wait and see how much of a true impact Asia will have on the U.S. economy.

We thank you for your continued support.

Sincerely,

/s/ Robert P. Andres
Robert P. Andres
Managing Principal
Martindale Andres & Company

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                                       -3-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER AGGRESSIVE GROWTH FUND(+)

Q. HOW DID THE FUND PERFORM IN THE MOST RECENT PERIOD?

 A. As of December 31, 1997, the Fund posted a six-month total return of 6.50% (without sales load).(1) This compares to a six-month gain of 7.34% for the Russell 2000 Index of small-company U.S. stocks,(2) and 10.63% for the Lipper Mid Cap Growth Fund Index.(3)

Q. WHAT WERE THE ESSENTIAL FACTORS AFFECTING THE FUND'S RESULTS?

 A. We might describe the second half of 1997 as a "split personality" for small- and mid-cap stocks. For several years now, smaller stocks have been unable to keep pace with the large-cap stocks. This summer, they began to play catch-up as capital poured in from investors. In the fourth quarter, they reversed course (the Russell 2000 retreated 3%) when the problems in Asia finally spilled over to the Western markets. More specifically, the Fund's performance was impacted by a heavy commitment to technology stocks (42.7% of net assets at 12/31/97), the sector most influenced by the uncertainty.*

Q. HOW DO YOU SELECT THE STOCKS IN THE PORTFOLIO?

 A. As "bottom up," long-term investors, our selection criteria stresses understanding the company's mission, management and unique competitive positioning. We look for companies emerging as world class in their own right, then look to invest at a valuation level that is at a discount to the company's growth rate. In keeping with this approach, we held on to most of our technology stocks in the fourth quarter, despite the dismal results.

   A good example of a nontechnology stock that fits our criteria is Bush
    Industries (1.75% of the Fund's portfolio). This consumer cyclicals business provides ready-to-assemble furniture to the mass merchandisers of the world. Another is Willis Lease Finance Corp. (0.4%), which has a very strong competitive position within its industry. The company leases aircraft engines and sells engine parts to major air carriers such as Delta Airlines.*

Q. WHAT IS YOUR OUTLOOK FOR THE SMALL-CAP MARKET?

 A. We are more optimistic about the future of smaller stocks than that of large-caps. For three years, investors have driven the prices of large-cap stocks to very high levels. Additionally, the pressure on the earnings of large multinational corporations is greater than that of small companies that tend to derive the majority of their revenues within the United States. At some point, we expect a change in investor psychology that will reward the smaller, faster growing companies with higher stock prices.

* Portfolio composition is subject to change.

+ Small-cap funds typically carry additional risks since smaller companies generally have higher risk of failure. Historically, stocks of smaller companies have experienced a greater degree of market volatility than stocks on average.

(1) The six-month return, with the maximum sales charge of 4.50%, was 1.73%. The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2) The Russell 2000 Index is representative of the broad U.S. market of small-capitalization stocks. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

(3) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., December 1997.

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                                       -4-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER ESTABLISHED GROWTH FUND

Q. HOW DID THE ESTABLISHED GROWTH FUND PERFORM DURING THE SECOND HALF OF 1997?

 A. The Fund finished the six months ended December 31, 1997, with a total return of 10.56% (without sales load).(1) The average growth and income fund, as measured by Lipper Analytical Services, Inc., gained 9.86% during the same period.(2) The Standard & Poor's 500, a broad index of large-company common stocks, rose 10.57%.(3)

Q. WHAT TRANSPIRED IN THE U.S. STOCK MARKET DURING THIS PERIOD?

 A. To borrow a phrase of Yogi Berra's, it was "deja vu all over again." The year began with a handful of large-cap stocks leading the expansion in the stock market. For instance, the five largest stocks in the S&P 500 increased more than 34%, while the broader index increased only 17.45% from 12/31/96 through 6/30/97. During this early period, investors favored value stocks.

   Performance in the market broadened to smaller stocks and growth stocks between May and early fall, then switched back to the most liquid, large-cap value names during the final quarter. This "flight-to-quality" was the result of currency problems that first upset the markets of Asia and then markets in this hemisphere. The effect on various market sectors was quite un-
   even, though. Technology stocks were battered, while consumer noncyclicals held up much better.

Q. HOW DID THIS INFLUENCE THE FUND?

 A. Our goal is to keep the portfolio diversified among 40 to 60 stocks and many sectors. During the most recent period, this meant we were underweighted in some of the strongest areas of the market, such as consumer staples (19.2% of the Fund's portfolio) and financial services stocks (15.5%) and overweighted in technology (19.3%). As bottom-up managers, though, we are less concerned with such weightings than with the characteristics of the individual companies we select.*

   Strong performers during the period included pharmaceuticals and health-care holdings such as Schering-Plough Corp. (the largest holding at 4.4% of net assets as of 12/31), Johnson & Johnson Inc. (1.1%) and United Healthcare (1.9%). To these, we added Centocor, Inc. (0.5%), a Malvern, Penn., biotechnology company whose fertile research and development effort we believe should produce favorable long-term results.

    Again, the Fund's technology stocks were among its strongest and weakest contributors. Companies in the service end of technology, such as Automatic Data Processing Systems (2.6%), generally posted gains. Manufacturers like Silicon Graphics (0.5%) and Seagate Technology (0.4%) proved a drag on performance.

   To a lesser extent, the Fund's cash level, which was as high as 5% at times, also contributed to its underperformance. However, the volatility in the last quarter of the year provided us opportunities to reduce the Fund's cash level to less than 1.5%.

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                                       -5-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

Q. WHAT IS YOUR OUTLOOK FOR THE STOCK MARKET AND THE FUND?

 A. We must admit that we underestimated the power of this bull market. Yet, we continue to believe that it is unrealistic to expect 20% to 30% returns year after year, particularly among large-cap stocks. We look for more down-to-earth results (perhaps 10%-12%) going forward. Without the "rising tide that lifts all boats," it will be even more important in the future to identify and own those equities that have potential to consistently deliver growth in earnings per share.

* Portfolio composition is subject to change.

(1) The six-month return, with the maximum sales charge of 4.50%, was 5.63%. The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share class of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., December 1997.

(3) The S&P 500 is unmanaged and is generally representative of the broad U.S market of large-capitalization stocks. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.
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                                       -6-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER INTERMEDIATE TERM INCOME FUND

Q. HOW WOULD YOU DESCRIBE THIS FUND AND ITS PERFORMANCE?

 A. This Fund owns primarily investment-grade taxable bonds with intermediate maturities (i.e., three to ten years). It seeks to provide current income and the potential for modest growth of capital over time. For the six months ended December 31, 1997, the Fund delivered a total return of 5.80% (without sales load),(1) compared to a six-month average total return of 5.60% for the Lipper Intermediate Investment Grade Debt Funds Index.(2)

Q. HOW DO YOU ATTEMPT TO CAPTURE INCOME AND GROWTH IN THE FUND?

 A. We build the Fund's portfolio from a variety of higher quality securities, changing the mix from time to time to reflect the relative attractiveness of various market sectors. For instance, as the fiscal year ended in June, the mortgage sector looked weak, and we switched a sizable amount from that area to corporate securities (38% of net assets at 12/31/97). Record levels of new supply helped to bring prices down and yields up as the year progressed.*

   In addition to this active management of sectors, we pay close attention to the direction of interest rates and the sensitivity of the portfolio to interest rates at any given time.

Q. WHAT HAPPENED WITH INTEREST RATES, AND HOW DID THAT AFFECT THE FUND?

 A. We entered the third quarter of 1997 fully prepared for the Federal Reserve to raise interest rates or take no action. Since rising rates make prices fall, we focused on owning shorter term securities, which are affected less than long-term securities by such a change.

   In fact, the Federal Reserve took no action, and investor psychology changed in the fall. In addition, problems in the Asian stock markets prompted investors to seek out high-quality investments. The result was an influx of capital into the U.S. Treasury market, where yields declined and prices rose. In sympathy with the Asian crisis, prices on U.S. corporate bonds dropped. The Treasuries and agencies in the portfolio benefited, while our investment in corporate securities dampened performance.

   We actually saw the downturn as an opportunity to buy some high-quality, short-term corporate issues, such as Chrysler (2.78% of Portfolio's assets), Commercial Credit (1.82%) and Associates Corp. (1.82%). At the same time, we became more bullish about the bond market. We eliminated some of our high-coupon mortgage-backed securities due to the prepayment risk. We also purchased long-term Treasuries, adjusting the Fund's average maturity to
    8.68 years (vs. 9.66 years at June 30, 1997). Its duration was approximately
    5.9 years as of December 1997.*

Q. WHAT IS YOUR OUTLOOK FOR INTEREST RATES AND FIXED-INCOME SECURITIES?

 A. It would appear that the Federal Reserve will not raise interest rates in the near future. The debacle in the Far East has tempered securities markets worldwide and raised speculation about disinflation. While that may be an overreaction, for the time being it should create uncertainty in the bond market. Interest rates are likely to trade within a narrow range, while showing considerable short-term volatility.
* Portfolio composition is subject to change.

(1 )The six-month return, with the maximum sales charge of 3.00%, was 1.05%. The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2 )Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., December 1997.
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                                       -7-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

Q. HOW DID THE FUND PERFORM DURING THE SIX MONTHS ENDED DECEMBER 31, 1997?

 A. The Fund produced a six-month total return of 3.96% (without sales load).(1) This compares to a 4.62% total return for the Lipper Intermediate Pennsylvania Fund Average, a composite of 12 mutual funds that invest in securities issued by the State of Pennsylvania and its municipalities.(2)

Q. HOW WOULD YOU CHARACTERIZE THIS MOST RECENT PERIOD OF OPERATIONS FOR THE
   FUND?

 A. During the past six months, we completed our repositioning of the Fund by placing a greater importance on income and stability of principal. Our goal was to structure the portfolio for higher current income without sacrificing its high credit quality. We achieved this goal (the average credit rating of 77% of the securities in the portfolio are equivalent to AAA) while maintaining an intermediate-term duration of 9.4 years as of 12/31/97.*

Q. WHY DID YOU EXTEND THE DURATION?

 A. During the October to December quarter, bond yields declined. This was prompted by three factors. First, expectations of increased inflation in the United States subsided. Second, the Federal Reserve made it abundantly apparent that it would take action if inflation were to accelerate. Third, a currency crisis in Southeast Asia sent investors in search of high-quality, safe investments. The inflows of capital to U.S. Treasuries and other high-quality issues raised demand and prices while lowering yields.

   The longer a bond's maturity, the more it may benefit from a fall in rates like the one we saw in the fourth quarter. Therefore, we added to the portfolio longer term bonds and bonds that we could purchase at a discount. While the latter had lower coupons than other bonds in the portfolio and lowered the Fund's average coupon slightly, they also can be good investments to own when rates decline.

Q. WHAT IS YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET?

 A. We expect the situation in Asia to continue to impact the markets there and elsewhere for a matter of months. This should dampen any inflationary pressures in the United States and prevent the Federal Reserve from raising short-term interest rates until later in the year. In fact, we would not be surprised to see the rates on long-term Treasury securities fall below 5%. In light of this, we will maintain our present longer duration, which we believe should help us to achieve a respectable total return and a competitive current yield.

* Portfolio composition is subject to change.

(1) The six-month return, with the maximum sales charge of 4.50%, was -0.67%. The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., December 1997.
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                                       -8-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

Q. HOW DID THIS NEW KEYPREMIER FIXED-INCOME FUND PERFORM DURING ITS INITIAL SIX MONTHS?

 A. From its introduction on July 1, 1997, through December 31, 1997, the Fund earned a total return of 2.80% (without sales load).(1)

Q. WHAT WERE THE ESSENTIAL EVENTS IN THE SHORT- AND INTERMEDIATE-TERM GOVERNMENT SECURITIES
   MARKETS?

 A. Fears of a rapidly growing economy and higher inflation forced short-term yields higher during the first half of the year, resulting in a relatively flat yield curve (i.e., narrowing the difference in yields between short-and intermediate-term securities).

   The economy remained healthy, but inflation did not increase (largely due to productivity gains that held down costs). By late in the third quarter, the bond market began a rally that was subsequently bolstered by the Asian monetary crisis. A flight to quality issues, especially shorter term U.S. Treasury securities, pushed prices of these securities up (and yields down) to levels not seen in nearly three decades. At year-end the U.S. Treasury yield stood at 4.91%.

Q. HOW DID YOU INVEST THE FUND'S ASSETS DURING THIS INITIAL PERIOD?

 A. The portfolio is essentially an asymmetrical "barbell," with a very large investment in government and agency securities with maturities of five years or less, and a much smaller investment in ten-plus-year securities. The average maturity of the Fund at 12/31/97 was
   1.31 years.*

   We avoided the medium-term securities because their yields were similar to short-term yields. For instance, two-year securities were paying 5.34% at year-end, while five-year issues were yielding only six basis points more, or 5.40%. The yield differential did not provide enough incentive to assume the incremental risk, especially in light of our outlook.

Q. WHAT IS YOUR OUTLOOK?

 A. We are not convinced that yields on short- and intermediate-term government issues can decline much further than the current levels. Our economy remains strong, and corporate profits continue to be robust. In our view, this may lead to higher wages, raising the specter of higher inflation. This, in turn, could send rates higher, not lower. In that case, our emphasis on short-term securities will insulate the Fund from falling prices.

* Portfolio composition is subject to change.

(1) The six-month return, with the maximum sales charge of 3.00%, was -0.29%. The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.
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                                       -9-

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER U.S. TREASURY OBLIGATIONS MONEY MARKET FUND(1)

Q. HOW DID THE U.S. TREASURY OBLIGATIONS MONEY MARKET FUND FARE DURING ITS FIRST SIX MONTHS OF OPERATIONS?

 A. From its introduction on July 1, 1997, through December 31, 1997, the Fund gained a total of 2.41%.(2) The Fund's 7 day and 7 day effective yields as of 12/31/97 were 4.91% and 4.76%, respectively.(3)

Q. WHAT OCCURRED IN THE U.S. TREASURY MARKETS DURING THE PERIOD?

 A. The major event of the past six months was an unexpected rise in demand for U.S. Treasury securities that pushed prices up and yields down across the entire maturity spectrum. The primary cause was investors fleeing volatility in the foreign (and, to a lesser extent, domestic) stock markets in search of high-quality investments. U.S. Treasury securities are considered among the world's most secure investments.

Q. HOW DID YOU INVEST THE FUND'S ASSETS DURING THIS INITIAL PERIOD?

 A. More than three quarters of assets were invested in U.S. Treasury securities with maturities of eight to 30 days. For the remainder, we focused on U.S. Treasury-collateralized repurchase agreements, which were delivering yields as high or higher than the longer term Treasury securities. As of December 31, the average maturity of the portfolio was 17 days.*

Q. WHAT IS YOUR OUTLOOK?

 A. Now we feel somewhat cautious. Like many others, we expect that the financial issues in Asia will continue to create volatility in the world's stock markets for awhile. As long as this is the case, rates on Treasuries should remain low. Over the longer term, we look for higher wages in the United States, which could lead investors to expect higher inflation. Whether the higher inflation materializes or not, the anticipation of it could well drive rates to higher levels in the long term.

* Portfolio composition is subject to change.

(1) An investment in the Fund is neither insured nor guaranteed by the U.S. Government.

(2) Total return figures include reinvestment of dividends and capital gains. Past performance is no guarantee of future results.

(3) Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.
--------------------------------------------------------------------------------

MESSAGE FROM THE INVESTMENT ADVISER                             KeyPremier Funds
--------------------------------------------------------------------------------

KEYPREMIER PRIME MONEY MARKET FUND(1)

Q. HOW DID THE PRIME MONEY MARKET FUND PERFORM DURING THE PAST SIX MONTHS?

 A. For the six months ended December 31, 1997, the Fund posted a total return of 2.58%,(2) compared to an average total return of 4.90% for the Lipper Money Market Fund Index. The Fund's 7 day and 7 day effective yields as of 12/31/97 were 5.33% and 5.47%, respectively.(3)

Q. WHAT OCCURRED IN THE SHORT-TERM FIXED INCOME MARKETS DURING THE PERIOD?

 A. As the six-month period began, short-term securities were trading in a relatively narrow range between approximately 5.5% to 6.0%. This picture changed in the fourth quarter after volatility in the foreign capital markets ignited a "flight to quality." Demand for U.S. Treasury securities, which are considered among the world's safest, highest quality investments, rose dramatically in November and December, resulting in higher prices and lower yields in our domestic fixed-income markets. At year-end, the yield on one-year Treasuries had moved down to 6.77%, a level not seen since the late 1960s.

Q. WHAT WAS YOUR INVESTMENT STRATEGY IN MANAGING THE PRIME MONEY MARKET FUND?

 A. We entered the period with a very short average maturity (just eight days) in the expectation that the Federal Reserve would not act to raise the federal funds rate. Had that occurred, this defensive positioning would have helped protect the Fund from falling prices. Later, we extended the average maturity in anticipation of two things. First, we saw clear signs inflationary pressures would remain under control during the second half of the year. Second, we believed the problems in the Far East would spread and create a demand for "safe-haven" securities.

   On December 31, 1997, the average maturity stood at 31 days. More than 97% of assets were invested in U.S. Government and agency obligations or repurchase agreements collateralized by U.S. Government obligations.

Q. WHAT DID THE PRIME MONEY MARKET FUND EXPERIENCE DURING THE LATTER HALF OF
   1997?

 A. As the year wound down, earlier worries about "exuberant" stock prices and higher inflation shifted to talk of possible deflation. The monetary and market crises that began in Thailand last summer did cause the world economy to slow down significantly.

   While we do not argue with the possibility of deflation, we also do not believe that interest rates can only go lower. Once the markets have fully factored in the Southeast Asian situation, wage pressures here at home could well lead to expectations of higher inflation. In addition, in the securities markets, it is investors' expectations that generally drive prices and yields.

   For these reasons, we are somewhat cautious about the longer term scenario and we do not see any benefit in further extending maturities in the near term. In addition, U.S. Government-collateralized repurchase agreements are currently providing higher yields than three-month government and agency securities. This gives us little incentive to assume the additional risk associated with the longer term issues.

(1) An investment in the Fund is neither insured nor guaranteed by the U.S. Government. Yields will fluctuate, and there can be no assurance that the Fund will be able to maintain a stable net asset value of $1.00 per share.

(2) Lipper indexes are based on the performance of the largest funds within a given investment objective and do not include multiple share classes of similar funds. Returns for these indexes are net of fees. Source: Lipper Analytical Services, Inc., December 1997.

(3) Total return figures include change in share price and reinvestment of dividends and capital gains. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------

                               TABLE OF CONTENTS

                      Statements of Assets and Liabilities
                                    PAGE 13

                            Statements of Operations
                                    PAGE 15

                      Statements of Changes in Net Assets
                                    PAGE 17

                       Schedules of Portfolio Investments
                                    PAGE 20

                         Notes to Financial Statements
                                    PAGE 31

                              Financial Highlights
                                    PAGE 37

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                  PRIME       PENNSYLVANIA   ESTABLISHED    INTERMEDIATE
                                               MONEY MARKET    MUNICIPAL        GROWTH      TERM INCOME
                                                   FUND        BOND FUND         FUND           FUND
                                               ------------   ------------   ------------   ------------
ASSETS:
Investments, at value (cost $109,434,650;
  $114,314,012; $115,828,796; and
  $212,153,900, respectively)................  $109,434,650   $117,507,520   $214,482,821   $216,282,413
Repurchase agreements (cost $38,950,000; $0;
  $0, respectively)..........................   38,950,000              --             --             --
                                               ------------   ------------   ------------   ------------
  Total Investments..........................  148,384,650     117,507,520    214,482,821    216,282,413
Cash.........................................       43,517              --             --             --
Interest and dividends receivable............      181,797       1,602,664        211,221      3,163,669
Receivable for investments sold..............           --              --             --     12,285,625
Receivable for capital shares issued.........        5,000              --         10,000         14,000
Unamortized organization costs...............       16,352          17,745         22,690         29,618
Prepaid expenses and other assets............       13,598          18,143         20,424         32,443
                                               ------------   ------------   ------------   ------------
  Total Assets...............................  148,644,914     119,146,072    214,747,156    231,807,768
                                               ------------   ------------   ------------   ------------

LIABILITIES:
Dividends payable............................      660,553         655,242        457,669      1,127,311
Payable for capital shares redeemed..........          840              --            681          4,256
Accrued expenses and other payables:
  Investment advisory fees...................       25,229          30,190         71,499         58,504
  Administration fees........................        2,347           1,873          3,281          3,643
  Custodian fees.............................        7,937           4,601          2,611          8,657
  Accounting fees............................          612             674          1,030          1,032
  Trustees' fees.............................          490           1,029          3,302          2,789
  Legal fees.................................       13,616          15,009          7,715          4,066
  Audit fees.................................        4,481           5,520          6,249          7,375
  Transfer agent fees........................          477           1,208             --          1,284
  Other Liabilities..........................        1,136           1,345          1,641          1,561
                                               ------------   ------------   ------------   ------------
  Total Liabilities..........................      717,718         716,691        555,678      1,220,478
                                               ------------   ------------   ------------   ------------

NET ASSETS:
Capital......................................  147,923,749     115,331,544    115,534,972    227,725,888
Undistributed (distributions in excess of)
  net investment income......................        3,084          (6,713)         2,466         63,008
Net unrealized appreciation (depreciation) on
  investments................................           --       3,327,715     98,654,025      4,128,513
Accumulated undistributed net realized gains
  (losses) on investment transactions........          363        (223,165)            15     (1,330,119)
                                               ------------   ------------   ------------   ------------
  Net Assets.................................  $147,927,196   $118,429,381   $214,191,478   $230,587,290
                                               ============   ============   ============   ============
Outstanding units of beneficial interest
  (shares)...................................  147,926,702      11,334,659     17,564,710     23,020,712
                                               ============   ============   ============   ============
Net asset value -- redemption price per
  share......................................  $      1.00    $      10.45   $      12.19   $      10.02
                                               ============   ============   ============   ============
Maximum Sales Charge.........................           NA            4.50%          4.50%          4.50%
                                               ============   ============   ============   ============
Maximum Offering Price (100%/(100%-Maximum
  Sales Charge) of net asset value adjusted
  to nearest cent) per share(a)..............  $      1.00    $      10.94   $      12.76   $      10.49
                                               ============   ============   ============   ============

---------------

(a) Maximum offering price and redemption price are the same for the Money Market Fund and the U.S. Treasury Obligations Money Market Fund.

NA Not Applicable
                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                                                  U.S. TREASURY
                                                            AGGRESSIVE      LIMITED DURATION       OBLIGATIONS
                                                              GROWTH      GOVERNMENT SECURITIES   MONEY MARKET
                                                               FUND               FUND                FUND
                                                           ------------   ---------------------   -------------
ASSETS:
Investments, at value (cost $77,952,326; $33,775,862; and
  $20,937,035, respectively).............................  $118,751,512        $33,791,927         $20,937,035
Repurchase agreements ($0; $0; and $6,225,000,
  respectively)..........................................            --                 --           6,225,000
                                                           ------------        -----------         -----------
  Total Investments......................................   118,751,512         33,791,927          27,162,035
Cash.....................................................            --          1,087,818                 395
Interest and dividends receivable........................       101,073            328,699               1,089
Receivable from brokers for investments sold.............       143,000                 --                  --
Receivable for capital shares issued.....................        31,136                 --                  --
Unamortized organization costs...........................         2,723                 --               7,170
Prepaid expenses and other assets........................        11,883              6,778               7,074
                                                           ------------        -----------         -----------
  Total Assets...........................................   119,041,327         35,215,222          27,177,763
                                                           ------------        -----------         -----------
LIABILITIES:
Dividends payable........................................         9,326            172,167             108,915
Payable for investments purchased........................       174,188                 --                  --
Accrued expenses and other payables:
  Investment advisory fees...............................        49,245                 --                  --
  Administration fees....................................         1,809                552                 423
  Custodian fees.........................................         7,063                 --                  --
  Accounting fees........................................           413                490                 428
  Trustees' fees.........................................         1,147                384                 227
  Organizational costs...................................            --              2,448                  --
  Legal fees.............................................        10,314              8,463               9,084
  Audit fees.............................................         2,005              5,128               5,018
  Printing...............................................         1,810                 --                  --
  Transfer agent fees....................................            --              3,059               2,584
  Registration and filing fees...........................            --              8,717               6,885
  Other liabilities......................................         1,828                163                 326
                                                           ------------        -----------         -----------
  Total Liabilities......................................       259,148            201,571             133,890
                                                           ------------        -----------         -----------
NET ASSETS:
Capital..................................................    77,470,172         35,014,350          27,044,149
Undistributed net investment income......................       (11,787)            (6,141)                 --
Distribution in excess of net realized gains on
  investments............................................            --                 --                  --
Net unrealized appreciation (depreciation) on
  investments............................................    40,799,186             16,064                  --
Accumulated undistributed net realized gains (losses) on
  investment transactions................................       524,607            (10,623)               (276)
                                                           ------------        -----------         -----------
  Net Assets.............................................  $118,782,178        $35,013,650         $27,043,873
                                                           ============        ===========         ===========
Outstanding units of beneficial interest (shares)........    11,022,641          3,504,351          27,044,149
                                                           ============        ===========         ===========
Net asset value -- redemption price per share............  $      10.78        $      9.99         $      1.00
                                                           ============        ===========         ===========
Maximum Sales Charge.....................................          4.50%              3.00%                 NA
                                                           ============        ===========         ===========
Maximum Offering Price (100%/(100%-Maximum Sales Charge)
  of net asset value adjusted to nearest cent) per
  share(a)...............................................  $      11.29        $     10.30         $      1.00
                                                           ============        ===========         ===========

---------------

(a) Maximum offering price and redemption price are the same for the Money Market Fund.
                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                            STATEMENTS OF OPERATIONS
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                              PRIME        PENNSYLVANIA    ESTABLISHED   INTERMEDIATE
                                           MONEY MARKET   MUNICIPAL BOND     GROWTH      TERM INCOME
                                               FUND            FUND           FUND           FUND
                                           ------------   --------------   -----------   ------------
INVESTMENT INCOME:
Interest income..........................   $3,443,823      $2,850,752     $        --   $ 7,400,629
Dividend income..........................       10,078          34,106       1,603,449       272,437
                                            ----------      ----------     -----------   -----------
  Total Income...........................    3,453,901       2,884,858       1,603,449     7,673,066
                                            ----------      ----------     -----------   -----------
EXPENSES:
Investment advisory fees.................      244,978         362,787         781,955       668,939
Administration fees......................       70,431          69,534         119,900       128,213
Administrative services fees.............      153,112         151,161         260,652       278,724
Custodian fees...........................       22,060           9,797          13,418        25,630
Accounting fees..........................       18,551          21,849          32,234        35,230
Legal fees...............................       16,020          16,198          12,444         9,770
Audit fees...............................        4,950           5,104           5,270         3,638
Organization costs.......................        2,410           2,576           2,600         3,238
Trustees' fees and expenses..............        2,578           2,844           2,394         4,302
Transfer agent fees......................       11,456          12,204          13,152        14,874
Registration and filing fees.............       18,476          21,100          36,930        35,874
Printing costs...........................        8,604           4,806           4,662         8,536
Other expenses...........................        2,079           2,569           3,761         4,502
                                            ----------      ----------     -----------   -----------
Total Expenses...........................      575,705         682,529       1,289,372     1,221,470
  Less: Expenses voluntarily reduced.....     (275,206)       (332,554)       (625,564)     (613,193)
        Expenses paid by third parties...       (5,960)         (5,509)             --            --
                                            ----------      ----------     -----------   -----------
Net Expenses.............................      294,538         344,465         663,808       608,277
                                            ----------      ----------     -----------   -----------
Net Investment Income....................    3,159,363       2,540,393         939,641     7,064,789
                                            ----------      ----------     -----------   -----------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
Net realized gains (losses) on investment
  transactions...........................          363         284,722         508,955     1,790,665
Change in unrealized
  appreciation/depreciation on
  investments............................           --       1,827,958      19,128,739     3,450,419
                                            ----------      ----------     -----------   -----------
Net realized/unrealized gains (losses) on
  investments............................          363       2,112,680      19,637,694     5,241,084
                                            ----------      ----------     -----------   -----------
Change in net assets resulting from
  operations.............................   $3,159,726      $4,653,073     $20,577,335   $12,305,873
                                            ==========      ==========     ===========   ===========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF OPERATIONS, CONTINUED
                   FOR THE SIX MONTHS ENDED DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                                          U.S. TREASURY
                                                     AGGRESSIVE     LIMITED DURATION       OBLIGATIONS
                                                       GROWTH     GOVERNMENT SECURITIES   MONEY MARKET
                                                        FUND             FUND(A)             FUND(A)
                                                     ----------   ---------------------   -------------
INVESTMENT INCOME:
Interest income....................................  $       --        $1,077,541          $   663,974
Dividend income....................................     447,514            23,043                3,353
                                                     ----------        ----------          -----------
  Total Income.....................................     447,514         1,100,584              667,327
                                                     ----------        ----------          -----------
EXPENSES:
Investment advisory fees...........................     599,936           107,642               50,247
Administration fees................................      68,993            20,631               14,446
Administrative services fees.......................     149,984            44,851               31,404
Custodian fees.....................................      13,656             2,870                4,564
Accounting fees....................................      19,690            16,072               15,410
Legal fees.........................................      10,224            10,118               10,118
Audit fees.........................................       5,396             5,128                5,018
Organization costs.................................       2,172            11,366                1,748
Trustees' fees and expenses........................       1,936               846                  576
Transfer agent fees................................      12,066            14,006               13,374
Registration and filing fees.......................      15,870             8,728                6,894
Printing costs.....................................       6,194             6,862                7,816
Other expenses.....................................       1,642               558                  460
                                                     ----------        ----------          -----------
Total Expenses.....................................     907,759           249,678              162,075
  Less: Expenses voluntarily reduced...............    (449,952)         (152,493)             (81,591)
                                                     ----------        ----------          -----------
Net Expenses.......................................     457,807            97,185               80,484
                                                     ----------        ----------          -----------
Net Investment Income (Loss).......................     (10,293)        1,003,399              586,843
                                                     ----------        ----------          -----------
REALIZED/UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS:
Net realized gains (losses) on investment
  transactions.....................................     785,803             4,169                 (276)
Change in unrealized appreciation/depreciation on
  investments......................................   5,939,439           (19,752)                  --
                                                     ----------        ----------          -----------
Net realized/unrealized gains (losses) on
  investments......................................   6,725,242           (15,583)                (276)
                                                     ----------        ----------          -----------
Change in net assets resulting from operations.....  $6,714,949        $  987,816          $   586,567
                                                     ==========        ==========          ===========

---------------
(a) Commencement of the Funds began July 1, 1997 and July 1, 1997, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     PRIME MONEY                         PENNSYLVANIA
                                                     MARKET FUND                      MUNICIPAL BOND FUND
                                          ----------------------------------   ---------------------------------
                                          FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                ENDED             FOR THE            ENDED            FOR THE
                                             DECEMBER 31,      PERIOD ENDED       DECEMBER 31,      PERIOD ENDED
                                                 1997            JUNE 30,             1997            JUNE 30,
                                             (UNAUDITED)          1997(A)         (UNAUDITED)         1997(A)
                                          ------------------   -------------   ------------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................    $   3,159,363      $   3,548,971      $  2,540,393      $  3,780,631
  Net realized gains (losses) on
    investments transactions............              363                151           284,722          (500,308)
  Net change in unrealized
    appreciation/depreciation on
    investments.........................               --                 --         1,827,958         1,013,284
                                            -------------      -------------      ------------      ------------
Net increase (decrease) in net assets
  resulting from operations.............        3,159,726          3,549,122         4,653,073         4,293,607
                                            -------------      -------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............       (3,159,363)        (3,548,971)       (2,803,774)       (3,525,784)
  In excess of net investment income....               --                 --                --            (7,490)
  From net realized gains on
    investments.........................               --                 --                --                --
                                            -------------      -------------      ------------      ------------
Change in net assets from shareholder
  distributions.........................       (3,159,363)        (3,548,971)       (2,803,774)       (3,533,274)
                                            -------------      -------------      ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........      158,401,181        277,292,433         8,094,629       138,218,349
  Dividends reinvested..................          273,311             97,461            42,136            22,466
  Cost of shares redeemed...............     (106,598,017)      (181,539,687)      (14,751,142)      (15,806,689)
                                            -------------      -------------      ------------      ------------
Change in net assets from capital
  transactions..........................       52,076,475         95,850,207        (6,614,377)      122,434,126
                                            -------------      -------------      ------------      ------------
Change in net assets....................       52,076,838         95,850,358        (4,765,078)      123,194,459
NET ASSETS:
  Beginning of period...................       95,850,358                 --       123,194,459                --
                                            -------------      -------------      ------------      ------------
  End of period.........................    $ 147,927,196      $  95,850,358      $118,429,381      $123,194,459
                                            =============      =============      ============      ============
SHARE TRANSACTIONS:
  Issued................................      158,401,181        277,292,433           780,420        13,502,154
  Reinvested............................          273,332       97,461 4,069             4,069             2,191
  Redeemed..............................     (106,598,017)      (181,539,687)       (1,424,256)       (1,529,919)
                                            -------------      -------------      ------------      ------------
Change in shares........................       52,076,496         95,850,207          (639,767)       11,974,426
                                            =============      =============      ============      ============

---------------

(a) Commencement of the Funds began October 7, 1996 and October 1, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                                                       INTERMEDIATE TERM
                                                  ESTABLISHED GROWTH                      INCOME FUND
                                          ----------------------------------   ---------------------------------
                                          FOR THE SIX MONTHS                   FOR THE SIX MONTHS
                                                ENDED                                ENDED            FOR THE
                                             DECEMBER 31,      PERIOD ENDED       DECEMBER 31,      PERIOD ENDED
                                                 1997            JUNE 30,             1997            JUNE 30,
                                             (UNAUDITED)          1997(A)         (UNAUDITED)         1997(A)
                                          ------------------   -------------   ------------------   ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income.................    $     939,641      $   1,367,711      $  7,064,789      $  7,316,278
  Net realized gains (losses) on
    investments transactions............          508,955            551,283         1,790,665        (3,180,967)
  Net change in unrealized
    appreciation/depreciation on
    investments.........................       19,128,739         19,134,379         3,450,419        (1,083,860)
                                            -------------      -------------      ------------      ------------
Net increase (decrease) in net assets
  resulting from operations.............       20,577,335         21,053,373        12,305,873         3,051,451
                                            -------------      -------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income............         (941,515)        (1,367,711)       (6,944,689)       (7,316,278)
  In excess of net investment income....               --                 --                --                --
  From net realized gains on
    investments.........................       (1,060,223)                --                --                --
                                            -------------      -------------      ------------      ------------
Change in net assets from shareholder
  distributions.........................       (2,001,738)        (1,367,711)       (6,944,689)       (7,316,278)
                                            -------------      -------------      ------------      ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued...........       20,027,652        184,221,521        33,185,534       233,118,215
  Dividends reinvested..................           58,452              6,152            96,000            47,928
  Cost of shares redeemed...............      (15,384,463)       (12,999,095)      (15,914,310)      (21,042,434)
                                            -------------      -------------      ------------      ------------
Change in net assets from capital
  transactions..........................        4,701,641        171,228,578        17,367,224       212,123,709
                                            -------------      -------------      ------------      ------------
Change in net assets....................       23,277,238        190,914,240        22,728,408       207,858,882
NET ASSETS:
  Beginning of period...................      190,914,240                 --       207,858,882                --
                                            -------------      -------------      ------------      ------------
  End of period.........................    $ 214,191,478      $ 190,914,240      $230,587,290      $207,858,882
                                            =============      =============      ============      ============
SHARE TRANSACTIONS:
  Issued................................        1,698,394         18,435,219         3,340,760        23,412,762
  Reinvested............................            4,904                628             9,681             4,916
  Redeemed..............................       (1,291,417)        (1,283,018)       (1,599,287)       (2,148,120)
                                            -------------      -------------      ------------      ------------
Change in shares........................          411,881         17,152,829         1,751,154        21,269,558
                                            =============      =============      ============      ============

---------------

(a) Commencement of the Funds began December 2, 1996 and December 2, 1996, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                 STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED

                                                                              LIMITED DURATION      U.S. TREASURY
                                                   AGGRESSIVE                    GOVERNMENT       OBLIGATIONS MONEY
                                                   GROWTH FUND                SECURITIES FUND        MARKET FUND
                                       -----------------------------------   ------------------   ------------------
                                       FOR THE SIX MONTHS                    FOR THE SIX MONTHS   FOR THE SIX MONTHS
                                             ENDED          FOR THE PERIOD         ENDED                ENDED
                                          DECEMBER 31,          ENDED           DECEMBER 31,         DECEMBER 31,
                                              1997             JUNE 30,           1997(A)              1997(A)
                                          (UNAUDITED)          1997(A)          (UNAUDITED)          (UNAUDITED)
                                          -----------        ------------       -----------          ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income..............     $   (10,293)       $    108,559       $ 1,003,399          $    586,843
  Net realized gains (losses) on
    investments transactions.........         785,803           1,071,938             4,169                  (276)
  Net change in unrealized
    appreciation/ depreciation on
    investments......................       5,939,439           2,060,746           (19,752)                   --
                                          -----------        ------------       -----------          ------------
Net increase (decrease) in net assets
  resulting from operations..........       6,714,949           3,241,243           987,816               586,567
                                          -----------        ------------       -----------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income.........          (9,326)           (108,559)       (1,009,539)             (586,843)
  From net realized gains on
    investments......................      (1,333,135)                 --           (14,793)                   --
                                          -----------        ------------       -----------          ------------
Change in net assets from shareholder
  distributions......................      (1,342,461)           (108,559)       (1,024,332)             (586,843)
                                          -----------        ------------       -----------          ------------
CAPITAL TRANSACTIONS:
  Proceeds from shares issued........      16,593,580         107,127,261        41,898,520            50,286,418
  Dividends reinvested...............          58,062               1,009             2,032                80,297
  Cost of shares redeemed............      (8,499,772)         (5,003,134)       (6,850,386)          (23,322,566)
                                          -----------        ------------       -----------          ------------
Change in net assets from capital
  transactions.......................       8,151,870         102,125,136        35,050,166            27,044,149
                                          -----------        ------------       -----------          ------------
Change in net assets.................      13,524,358         105,257,820        35,013,650            27,043,873
NET ASSETS:
  Beginning of period................     105,257,820                  --                --                    --
                                          -----------        ------------       -----------          ------------
  End of period......................     118,782,178        $105,257,820       $35,013,650          $ 27,043,873
                                          ===========        ============       ===========          ============
SHARE TRANSACTIONS:
  Issued.............................       1,489,363          10,794,978         4,188,630            50,286,418
  Reinvested.........................           5,542                 113               203                80,297
  Redeemed...........................        (752,567)           (514,788)         (684,483)          (23,322,566)
                                          -----------        ------------       -----------          ------------
Change in shares.....................         742,338          10,280,303         3,504,350            27,044,149
                                          ===========        ============       ===========          ============

---------------

(a) Commencement of the Funds began February 3, 1997, July 1, 1997, and July 1, 1997, respectively.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PRIME MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

 SHARES OR                                                      SHARES OR
 PRINCIPAL             SECURITY              AMORTIZED          PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION                COST             AMOUNT             DESCRIPTION                COST
----------- ------------------------------  ------------       ----------- ------------------------------  ------------
ASSET BACKED SECURITIES (4.6%):
                Financial Services (1.9%):
$ 2,744,594 Capital Equipment Receivable
              Trust, 5.79%, 12/15/98......  $  2,744,594
                                            ------------
                 Private Placement (2.7%):
  4,000,000 Asset Backed Securities
              Investment Trust 1997 C,
              5.69%, 1/15/98**(b).........     4,000,000
                                            ------------
    Total Asset Backed Securities.........     6,744,594
                                            ------------
U.S. GOVERNMENT AGENCIES (64.0%):
Federal Agricultural Mortgage Corporation (6.7%):
 10,000,000 5.61%, 3/16/98................     9,884,683
                                            ------------
            Federal Home Loan Bank (9.4%):
  9,000,000 5.75%, 1/21/98................     8,971,250
  5,000,000 5.65%, 2/13/98................     4,966,257
                                            ------------
                                              13,937,507
                                            ------------
Federal Home Loan Mortgage Corporation (35.7%):
 10,000,000 5.74%, 1/22/98................     9,966,459
 22,000,000 5.74%, 1/23/98................    21,923,490
  7,000,000 5.71%, 1/30/98................     6,967,802
  5,000,000 5.66%, 2/12/98................     4,966,983
  5,000,000 5.66%, 2/13/98................     4,966,197
  4,000,000 5.63%, 2/18/98................     3,969,973
                                            ------------
                                              52,760,904
                                            ------------
Federal National Mortgage Association (12.2%):
  1,200,000 4.45%, 1/20/98................     1,198,998
  5,000,000 5.70%, 1/21/98................     4,984,167
 10,000,000 5.66%, 2/18/98................     9,924,533
  2,000,000 5.71%, 3/18/98................     1,999,706
                                            ------------
                                              18,107,404
                                            ------------
    Total U.S. Government Agencies........    94,690,498
                                            ------------
U.S. GOVERNMENT AGENCIES, CONTINUED
Corporate Obligations (5.4%):
$ 3,000,000 Bank of America, 5.65%*,
              1/16/98.....................  $  2,999,558
  5,000,000 Bankers Trust Corp., 6.20%*,
              1/2/98......................     5,000,000
                                            ------------
    Total Corporate Obligations...........     7,999,558
                                            ------------
REPURCHASE AGREEMENTS (26.3%):
 23,950,000 Lehman Brothers, dated
              12/31/97, 6.55%, matures
              1/2/98, Proceeds at maturity
              $23,958,715 (Collateralized
              by $24,440,000 Federal Home
              Loan Mortgage Corporation,
              0.00%, 2/1/14-12/2/19,
              market value =
              $24,433,849)................    23,950,000
 15,000,000 Merrill Lynch Securities Inc.,
              dated 12/31/97, 6.50%,
              matures 1/2/98, Proceed at
              maturity $15,005,417
              (Collateralized by
              $17,297,545 Government
              National Mortgage
              Association, 6.00%-9.00%,
              11/15/10-11/15/27, market
              value = $15,304,386)........    15,000,000
    Total Repurchase Agreements...........    38,950,000
                                            ------------
    Total Investments (Amortized Cost
      $148,384,650)(a) -- 100.3%..........   148,384,650
    Liabilities in excess of other assets
  (0.3)%..................................      (457,454)
                                            ------------
    TOTAL NET ASSETS -- 100.0%............  $147,927,196
                                            ============

---------------

(a) Cost for federal income tax and financial reporting purposes are the same.

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.

 * Floating Rate Certificates are securities with interest rates that change whenever a specific interest rate changes. The interest rate is based on an index of market interest rates or other index. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1997. The date presented represents the next rate change date.

** Variable Rate Certificates are securities with interest rates that change periodically and are payable on different dates ranging from daily, weekly, monthly, quarterly, or semi-annually. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on December 31, 1997. The date presented represents the next rate change date.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS (98.2%):
Pennsylvania (98.2%):
$1,100,000   Allegheny County, Pennsylvania Pittsburgh Airport Revenue,
               5.25%, 1/1/16, MBIA, AMT..................................  $  1,098,625
 1,525,000   Allegheny Hospital, Pennsylvania, 5.00%, 7/1/09, MBIA.......     1,555,500
 1,000,000   Altoona, Pennsylvania City Authority Water Revenue, 5.10%,
               11/1/12, FGIC.............................................     1,010,000
 1,330,000   Berks County, Pennsylvania Municipal Authority, 7.10%,
               5/15/22, Prerefunded 5/15/04 @ 100, FGIC..................     1,534,488
 1,000,000   Bethel Park, Pennsylvania School District, 5.40%, 8/1/00,
               Callable 8/1/99 @ 100, FGIC...............................     1,021,250
 1,000,000   Bethlehem, Pennsylvania Area School District, 4.85%, 9/1/10,
               FGIC......................................................     1,007,500
 1,000,000   Bethlehem, Pennsylvania Area School District, Series A,
               6.50%, 9/1/00, AMBAC......................................     1,061,250
 2,065,000   Bethlehem, Pennsylvania Water Authority, Series A, 6.30%,
               11/15/15, Prerefunded 11/15/02 @ 100, MBIA................     2,248,269
 2,080,000   Blair County, Pennsylvania Hospital Health Care Bond
               Secured, 5.30%, 8/15/17, MBIA.............................     2,111,200
 1,000,000   Bucks County, Pennsylvania Technical School Authority,
               5.38%, 8/15/15, AMBAC.....................................     1,018,750
 1,000,000   Bucks County, Pennsylvania, Series A, 6.00%, 3/1/01.........     1,057,500
 1,900,000   Central Dauphin, Pennsylvania School District, 6.00%,
               6/1/01....................................................     2,016,375
 1,875,000   Chester County, Pennsylvania, 5.60%, 12/15/08, Callable
               12/15/03 @ 100............................................     1,968,750
 4,000,000   Ephrata Pennsylvania Area School District, Series A, 6.80%,
               4/15/11, Prerefunded 4/15/01 @ 100, FGIC..................     4,325,000
 2,000,000   Geisinger, Pennsylvania Health Systems Authority, Series B,
               7.38%, 7/1/02, Callable 7/1/99 @ 102......................     2,130,000
 1,000,000   Hempfield, Pennsylvania School District, Lancaster County,
               6.40%, 8/15/05, Prerefunded 8/15/02 @ 100, FGIC...........     1,087,500
   500,000   Lycoming County, Pennsylvania Hospital Authority, Series B,
               7.40%, 7/1/99.............................................       523,750
 1,000,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.00%, 9/1/01..........................     1,061,250
 2,155,000   Northampton County, Pennsylvania Higher Education Authority,
               Lehigh University, 6.90%, 10/15/06, Callable 10/15/01 @
               102, MBIA.................................................     2,394,744
 2,000,000   Pennsylvania Housing Finance Agency, Rental Housing, 5.40%,
               1/1/00, FNMA..............................................     2,052,500
   500,000   Pennsylvania Housing Financial Agency Single Family Mortgage
               Series 36, 5.45%, 10/1/14.................................       506,875
 2,000,000   Pennsylvania Infrastructure Investment Authority, 6.00%,
               9/1/03, MBIA..............................................     2,170,000
 4,425,000   Pennsylvania Intergovernmental Cooperation Authority, 7.00%,
               6/15/14, Prerefunded 6/15/05 @ 100, FGIC..................     5,166,188
 4,000,000   Pennsylvania Manor School District Pennsylvania, 5.20%,
               6/1/16, FGIC..............................................     4,030,000
 2,075,000   Pennsylvania Second Service-Referendum & Projects, 5.60%,
               6/15/14, MBIA.............................................     2,176,156
 1,375,000   Pennsylvania State Higher Education Assistance Agency,
               Student Loan Revenue, Series A, 6.80%, 12/1/00, FGIC......     1,471,250
 1,000,000   Pennsylvania State Higher Education Facilities Authority,
               Drexel University, 7.00%, 5/1/02, Prerefunded 5/1/00 @
               100, MBIA.................................................     1,065,000
 3,925,000   Pennsylvania State Higher Education Facilities Authority,
               Series A, 5.35%, 1/1/08, Callable 1/1/06 @ 101............     4,160,500
 1,750,000   Pennsylvania State Higher Education Facilities Authority,
               Series D, 7.15%, 6/15/15, Prerefunded 6/15/00 @ 100,
               MBIA......................................................     1,874,688
 2,000,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A, 5.90%, 8/15/00.....     2,097,500
   260,000   Pennsylvania State Higher Education Facilities Authority,
               Thomas Jefferson University, Series A, 6.88%, 7/1/99......       269,425
 2,000,000   Pennsylvania State Higher Education, Duquesne University,
               Series A, 7.00%, 4/1/10, MBIA.............................     2,170,000

                                   Continued

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

SHARES OR
PRINCIPAL                              SECURITY                               MARKET
  AMOUNT                             DESCRIPTION                              VALUE
----------   ------------------------------------------------------------  ------------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, Continued:
$1,500,000   Pennsylvania State Industrial Development Authority,
               Economic Development, 5.00%, 7/1/00, AMBAC................  $  1,531,875
 3,515,000   Pennsylvania State Referendum, 5.38%, 11/15/03, FGIC........     3,721,506
 1,000,000   Pennsylvania State Turnpike, Series J, 6.40%, 12/1/00,
               FGIC......................................................     1,063,750
 1,000,000   Pennsylvania State Turnpike, Series P, 5.20%, 12/1/00.......     1,031,250
 3,500,000   Pennsylvania State, Series A, 6.70%, 1/1/02, Prerefunded
               1/1/01 @ 101.5, MBIA......................................     3,801,875
 2,000,000   Philadelphia, Pennsylvania Airport Revenue, Philadelphia
               Airport System, Series B, 5.00%, 6/15/05, FGIC, AMT.......     2,060,000
 1,000,000   Philadelphia, Pennsylvania Gas Works, 14th Series, 5.50%,
               7/1/04, FSA...............................................     1,065,000
 1,000,000   Philadelphia, Pennsylvania Hospitals & Higher Education
               Facilities Authority, Children's Hospital Series A, 6.50%,
               2/15/21, Prerefunded 2/15/02 @ 102........................     1,101,250
 7,160,000   Philadelphia, Pennsylvania Hospitals & Higher Facility
               Authority Revenue, 5.00%, 5/15/11.........................     7,159,999
 7,000,000   Philadelphia, Pennsylvania School District Series B, 5.50%,
               9/1/15, AMBAC.............................................     7,236,249
 5,000,000   Philadelphia, Pennsylvania Water & Waste Revenue, 5.00%,
               8/1/13....................................................     5,000,000
 1,000,000   Philadelphia, Pennsylvania Water & Wastewater, 6.25%,
               8/1/02, MBIA..............................................     1,082,500
 1,000,000   Pittsburgh, Pennsylvania Water & Sewer Authority, Series A,
               6.00%, 9/1/16, Prerefunded 9/1/01 @ 100, FGIC.............     1,062,500
 1,700,000   Sayre, Pennsylvania Health Care Facilities Authority, Series
               A, 6.60%, 3/1/01, AMBAC...................................     1,819,000
 4,000,000   Tredyffrin Township, Pennsylvania, 5.25%, 11/15/17..........     4,050,000
 2,200,000   Union City, Pennsylvania Higher Education Facilities
               Financing Authority, Bucknell University, 5.75%, 4/1/00,
               MBIA......................................................     2,277,000
 4,000,000   University Of Pittsburgh, Pennsylvania Referendum Series B,
               5.00%, 6/1/17, MBIA.......................................     3,970,000
 1,500,000   Washington County, Pennsylvania Hospital Authority, 5.88%,
               12/15/13, AMBAC...........................................     1,580,625
 1,000,000   West Shore, Pennsylvania School District, 6.40%, 9/1/01,
               Partially Prerefunded 9/1/98 @ 100, FGIC..................  $  1,015,570
 3,000,000   Westmoreland County, Pennsylvania, 6.70%, 8/1/09,
               Prerefunded 8/1/01 @ 100, AMBAC...........................     3,251,250
 1,850,000   York County, Pennsylvania Industrial Development Authority,
               6.25%, 7/1/02.............................................     2,000,313
                                                                           ------------
                                                                            116,323,295
                                                                           ------------
             Total Municipal Bonds.......................................   116,323,295
                                                                           ============
INVESTMENT COMPANIES (1.0%):
   835,982   Federated Pennsylvania Municipal Cash Fund..................       835,982
   348,243   Federated Pennsylvania Municipal Cash Trust Service
               Shares....................................................       348,243
                                                                           ------------
    Total Investment Companies...........................................     1,184,225
                                                                           ------------
    Total Investments (Cost $114,314,012)(a) -- 99.2%....................   117,507,520
    Other assets in excess of liabilities 0.8%...........................       921,861
                                                                           ------------
    Total Net Assets -- 100.0%...........................................  $118,429,381
                                                                           ============

---------

Percentages indicated are based on net assets of $123,194,459.

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $3,255,047
         Unrealized depreciation.........................      61,539
                                                           ----------
         Net unrealized appreciation.....................  $3,193,508
                                                           ==========

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER PENNSYLVANIA MUNICIPAL BOND FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

AMBAC  --   AMBAC Indemnity Corp.
FGIC   --   Insured by the Financial Guaranty Insurance Corp.
MBIA   --   Insured by the Municipal Bond Insurance Assoc.
FNMA   --   Federal National Mortgage Association.
FSA    --   Financial Security Assurance Corp.
            Interest on securities subject to Federal Alternative
AMT    --   Minimum Tax.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
                  COMMON STOCKS (98.6%):
    Aerospace/Defense--Equipment (1.8%):
   60,000 Textron, Inc..................  $  3,750,000
                                          ------------
                Automotive Parts (3.0%):
   34,000 Autoliv, Inc..................     1,113,500
   24,000 Eaton Corp....................     2,142,000
   90,000 Echlin, Inc...................     3,256,875
                                          ------------
                                             6,512,375
                                          ------------
                           Banks (4.9%):
   68,200 First Union Corp..............     3,495,250
   72,000 Fleet Financial Group, Inc....     5,395,500
   40,000 Norwest Corp..................     1,545,000
                                          ------------
                                            10,435,750
                                          ------------
                       Beverages (2.9%):
   94,000 Coca-Cola Co..................     6,262,750
                                          ------------
                       Chemicals (3.1%):
   65,000 Hercules, Inc.................     3,254,063
                                          ------------
  100,000 Morton International, Inc.....     3,437,500
                                          ------------
                                             6,691,563
                                          ------------
               Computer Networks (1.8%):
   40,000 Seagate Technology, Inc.(b)...       770,000
   80,000 Silicon Graphics, Inc.(b).....       995,000
   50,000 Sun Microsystems, Inc.(b).....     1,993,750
                                          ------------
                                             3,758,750
                                          ------------
               Computer Software (7.5%):
   90,000 Automatic Data Processing,
            Inc.........................     5,523,750
  165,000 Computer Associates
            International, Inc..........     8,724,374
   70,000 Netscape Communications
            Corp.(b)....................     1,706,250
                                          ------------
                                            15,954,374
                                          ------------
          Computers--Main & Mini (1.4%):
   52,000 Compaq Computer Corp..........     2,934,750
                                          ------------
         Cosmetics/Personal Care (3.4%):
   90,000 Procter & Gamble Co...........     7,183,125
                                          ------------
        Diversified/Conglomerate (3.2%):
   94,000 General Electric Co...........     6,897,250
                                          ------------
           Electronic Components (1.0%):
   85,000 Micron Technology, Inc........     2,210,000
                                          ------------
          Environmental Services (0.5%):
   50,000 Republic Industries,
            Inc.(b).....................     1,165,625
                                          ------------

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
                             COMMON STOCKS, CONTINUED:
             Financial Services (10.4%):
   62,000 Capital One Financial Corp....  $  3,359,625
  120,000 Federal National Mortgage
            Assoc.......................     6,847,500
  160,000 Green Tree Financial Corp.....     4,190,000
  130,000 Morgan Stanley Dean Witter
            Discover & Co...............     7,686,249
                                          ------------
                                            22,083,374
                                          ------------
     Food Processing & Packaging (2.3%):
  152,000 ConAgra, Inc..................     4,987,500
                                          ------------
         Furniture & Furnishings (3.7%):
   50,000 Armstrong World Industries,
            Inc.........................     3,737,500
   75,000 Lancaster Colony Corp.........     4,228,125
                                          ------------
                                             7,965,625
                                          ------------
              Health Care--Drugs (0.5%):
   30,000 Centocor, Inc.(b).............       997,500
                                          ------------
          Heating & Air Conditioning Equipment (1.0%):
   45,000 Tecumseh Products Co., Class
            B...........................     2,199,375
                                          ------------
                       Insurance (0.4%):
   13,000 Aetna, Inc....................       917,313
                                          ------------
         Medical--Hospital Management Services (1.8%):
  150,000 Genesis Health Ventures,
            Inc.(b).....................     3,956,250
                                          ------------
             Medical Instruments (4.1%):
  168,000 Medtronic, Inc................     8,788,500
                                          ------------
       Medical--Health Management Organization (1.9%):
   80,000 United Health Care Corp.......     3,975,000
                                          ------------
                          Mining (2.9%):
   75,000 Potash Corp. of Saskatchewan,
            Inc.........................     6,225,000
                                          ------------
                  Motor Vehicles (1.6%):
  100,000 Chrysler Corp.................     3,518,750
                                          ------------
                       Oil & Gas (4.0%):
   74,000 Coastal Corp..................     4,583,375
   55,000 Mobil Corp....................     3,970,313
                                          ------------
                                             8,553,688
                                          ------------
Pharmaceuticals (7.0%):
   28,000 American Home Products
            Corp........................     2,142,000
   60,000 Astra AB, Class A.............     1,031,250
   36,000 Johnson & Johnson.............     2,371,500
  150,000 Schering-Plough Corp..........     9,318,749
                                          ------------
                                            14,863,499
                                          ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER ESTABLISHED GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 30, 1997
                                  (UNAUDITED)

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
                             COMMON STOCKS, CONTINUED:
Restaurants (1.7%):
  155,000 Wendy's International, Inc....  $  3,729,688
                                          ------------
Retail--Apparel (1.2%):
   75,000 Gap, Inc......................     2,657,813
                                          ------------
Telecommunications (2.4%):
  110,000 Loral Space & Communications
            Ltd.(b).....................     2,358,125
   50,000 Motorola, Inc.................     2,853,125
                                          ------------
                                             5,211,250
                                          ------------
Textile (3.8%):
  200,000 Unifi, Inc....................     8,137,500
                                          ------------
Tools (3.2%):
  110,000 Danaher Corp..................     6,943,750
                                          ------------
Utilities--Electric (3.3%):
  100,000 Baltimore Gas & Electric
            Co..........................     3,406,250
   88,000 Consolidated Edison Co. of New
            York........................     3,608,000
                                          ------------
                                             7,014,250
                                          ------------
Utilities--Gas & Pipeline (4.3%):
   75,000 Sonat, Inc....................     3,431,250
  200,000 Williams Cos., Inc............     5,675,000
                                          ------------
                                             9,106,250
                                          ------------
Utilities--Telecommunications (1.8%):
   67,000 Sprint Corp...................     3,927,875
                                          ------------

 SHARES
   OR
PRINCIPAL            SECURITY                MARKET
 AMOUNT            DESCRIPTION               VALUE
--------- ------------------------------  ------------
                             COMMON STOCKS, CONTINUED:
Wholesale (0.8%):
   60,000 Ikon Office Solutions.........  $  1,687,500
                                          ------------
    Total Common Stocks.................   211,203,562
                                          ------------
PREFERRED STOCKS (0.1%):
Insurance (0.1%):
    4,419 Aetna Services, Inc...........       315,959
                                          ------------
    Total Preferred Stocks..............       315,959
                                          ------------
INVESTMENT COMPANIES (1.4%):
  328,299 Federated Government
            Obligation Fund.............       328,299
  313,097 Federated Prime Obligation
            Fund........................       313,097
1,402,158 Key Premier Prime Money Market
            Fund........................     1,402,158
  919,746 Key Premier U.S. Treasury
            Obligations Money Market
            Fund........................       919,746
                                          ------------
    Total Investment Companies..........     2,963,300
                                          ------------
    Total Investments
      (Cost--$115,328,796)(a)--100.1%...   214,482,821
                                          ------------
    Liabilities in excess of other
  assets (0.1)%.........................      (291,343)
                                          ------------
    TOTAL NET ASSETS--100.0%............  $214,191,478
                                          ============

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $103,016,580
         Unrealized depreciation.........................     4,362,555
                                                           ------------
         Net unrealized appreciation.....................  $ 98,654,025
                                                           ============

(b) Represents Non-income producing securities

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER INTERMEDIATE TERM INCOME FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES                                                         SHARES
    OR                                                             OR
 PRINCIPAL             SECURITY                MARKET           PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE             AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------       ----------- ------------------------------  ------------
           ASSET BACKED SECURITIES (2.0%):
$ 4,500,000 IMC Home Equity Loan Trust,
              Series 97-1, Class A-3,
              6.82%, 10/25/11.............  $  4,571,775
                                            ------------
    Total Asset Backed Securities.........     4,571,775
                                            ------------
                  CORPORATE BONDS (38.0%):
                        Automotive (2.2%):
  5,000,000 General Motors Acceptance
              Corp., 6.70%, 4/30/01.......     5,068,750
                                            ------------
                            Banks (13.8%):
  7,500,000 Bank of Montreal, 7.80%,
              4/1/07......................     8,165,625
  4,250,000 Bank One Dayton, 6.63%,
              4/15/03.....................     4,303,125
  6,000,000 First Union Corp., 6.55%,
              10/15/35....................     6,112,500
  2,000,000 First USA Bank, 5.75%,
              1/15/99.....................     1,995,000
  5,000,000 Morgan (J.P.), 6.13%,
              10/2/00.....................     5,006,250
  6,000,000 Wachovia, 6.61%, 10/1/25......     6,157,500
                                            ------------
                                              31,740,000
                                            ------------
               Financial Services (16.5%):
 10,000,000 Associates Corp N.A., 6.68%,
              9/17/99.....................    10,100,000
  6,000,000 Chrysler Financial Corp.,
              6.28%, 6/21/99..............     6,022,500
  4,000,000 Commercial Credit Co., 5.90%,
              9/1/03......................     3,935,000
  4,000,000 Commercial Credit Co., 7.75%,
              3/1/05......................     4,300,000
  6,000,000 Dow Capital, 9.20%, 6/1/10....     7,335,000
  6,000,000 Goldman Sachs GP., 7.25%,
              10/1/05 (b).................     6,292,500
                                            ------------
                                              37,985,000
                                            ------------
                       Industrials (2.6%):
  6,000,000 Weyerhaeuser Co., 6.95%,
              10/1/27.....................     6,067,500
                                            ------------
                Telecommunications (2.9%):
  6,000,000 Motorola, Inc., 7.50%,
              5/15/25.....................     6,720,000
                                            ------------
    Total Corporate Bonds.................    87,581,250
                                            ------------
                       U.S. GOVERNMENT AGENCIES (29.8%):
            Federal Home Loan Bank (0.6%):
  1,500,000 6.34%, 5/5/03.................     1,498,815
                                            ------------
          Federal Home Loan Mortgage Corporation (6.1%):
  4,000,140 7.50%, 11/1/11, Pool #
              E00458......................     4,103,944
  5,928,508 7.00%, 9/1/17, Pool # C90186..     5,982,160
U.S. GOVERNMENT AGENCIES, CONTINUED:
Federal Home Loan Mortgage Corporation, continued:
$ 3,996,922 6.50%, 11/1/27,
              Gold Pool # D84133..........  $  3,950,718
                                            ------------
                                              14,036,822
                                            ------------
          Federal National Mortgage Association (14.4%):
  8,855,091 6.50%, 3/1/11, Pool # 303787..     8,863,238
  7,600,000 7.00%, 11/25/21...............     7,687,856
  3,000,000 Medium Term Note, 8.28%,
              1/10/25.....................     3,753,360
  5,798,466 7.50%, 1/1/27, Pool # 356381..     5,931,772
  6,993,381 7.00%, 11/1/27, Pool #
              395783......................     7,043,594
                                            ------------
                                              33,279,820
                                            ------------
        Government National Mortgage Association (8.7%):
  4,795,348 7.00%, 10/15/24, Pool
              #780385.....................     4,851,597
 14,775,458 7.50%, 7/15/27, Pool #
              439599......................    15,139,821
                                            ------------
                                              19,991,418
                                            ------------
    Total U.S. Government Agencies........    68,806,875
                                            ------------
        U.S. TREASURY OBLIGATIONS (22.7%):
              U.S. Treasury Notes (22.7%):
 12,000,000 8.88%, 2/15/99................    12,415,320
 11,000,000 7.75%, 2/15/01................    11,628,540
  8,000,000 6.25%, 4/30/01................     8,123,600
  5,000,000 8.13%, 8/15/19................     6,252,600
 11,000,000 8.13%, 5/15/21................    13,859,890
                                            ------------
    Total U.S. Treasury Obligations.......    52,279,950
                                            ------------
              INVESTMENT COMPANIES (1.3%):
  1,399,063 Federated Government
              Obligation Fund.............     1,399,063
    451,005 Federated Prime Obligation
              Fund........................       451,005
          1 Federated Treasury Fund.......             1
    271,282 Key Premier Prime Money Market
              Fund........................       271,282
    921,212 Key Premier U.S. Treasury
              Obligations Money Market
              Fund........................       921,212
                                            ------------
    Total Investment Companies............     3,042,563
                                            ------------
                         Total Investments
      (Cost $212,153,900)(a)--93.8%.......   216,282,413
    Other assets in excess of liabilities
  6.2%....................................    14,304,877
                                            ------------
    TOTAL NET ASSETS -- 100.0%............  $230,587,290
                                            ============

---------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $4,271,725
         Unrealized depreciation.........................     143,212
                                                           ----------
         Net unrealized appreciation.....................  $4,128,513
                                                           ==========

(b) Represents a restricted security, purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended.
                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
                    COMMON STOCKS (95.6%):
                    Aerospace/Defense--Equipment (4.2%):
     43,000 Northrop Grumman Corp.........  $  4,945,000
                                            ------------
                                Automotive Parts (2.9%):
     72,000 Gentex Corp.(b)...............     1,935,000
     80,000 Mascotech, Inc................     1,470,000
                                            ------------
                                               3,405,000
                                            ------------
                                           Banks (2.8%):
     66,000 First American Corp.--
              Tennessee...................     3,283,500
                                            ------------
                                       Chemicals (4.3%):
    128,000 Airgas, Inc.(b)...............     1,792,000
     70,000 Lesco, Inc....................     1,461,250
     60,000 Valspar Corp..................     1,912,500
                                            ------------
                                               5,165,750
                                            ------------
                        Communication--Equipment (0.8%):
     40,000 Transcrypt International,
              Inc.(b).....................       995,000
                                            ------------
                               Computer Networks (1.7%):
    200,000 Computer Network Tech
              Corp.(b)....................       700,000
     70,000 Seagate Technology, Inc.(b)...     1,347,500
                                            ------------
                                               2,047,500
                                            ------------
                              Computer Software (11.2%):
    123,130 Affiliated Computer Services,
              Inc.(b).....................     3,239,858
    200,000 Compuware Corp.(b)............     6,399,999
     35,000 Dialogic Corp.(b).............     1,531,250
    150,000 PSC, Inc.(b)..................     1,978,125
                                            ------------
                                              13,149,232
                                            ------------
                                       Computers (2.9%):
    160,000 Hutchinson Technology,
              Inc.(b).....................     3,500,000
                                            ------------
                          Construction Materials (1.8%):
     50,000 Fleetwood Enterprises, Inc....     2,121,875
                                            ------------
                                         Defense (2.5%):
     37,000 Thiokol Corp..................     3,006,250
                                            ------------
                            Educational Services (3.2%):
    120,000 Devry, Inc.(b)................     3,825,000
                                            ------------
                            Electrical Equipment (1.0%):
     50,000 C-Cube Microsystems, Inc.(b)..       815,625
     40,000 Cirrus Logic, Inc.(b).........       425,000
                                            ------------
                                               1,240,625
                                            ------------

 SHARES OR
 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
                               COMMON STOCKS, CONTINUED:
                          Electronic Instruments (3.0%):
     60,000 CFM Technologies, Inc.(b).....  $    922,500
     90,000 Credence Systems Corp.(b).....     2,666,250
                                            ------------
                                               3,588,750
                              Financial Services (0.4%):
     25,000 Willis Lease Finance
              Corp.(b)....................       437,500
                                            ------------
                   Financial--Securities Brokers (4.1%):
     64,000 Legg Mason, Inc...............     3,580,000
     55,000 United Asset Management
              Corp.(b)....................     1,344,063
                                            ------------
                                               4,924,063
                                            ------------
                                  Food & Related (2.1%):
     48,000 Whole Foods Market, Inc.(b)...     2,454,000
                                            ------------
                         Furniture & Furnishings (3.4%):
     80,000 Bush Industries, Inc..........     2,080,000
     46,000 Leggett & Platt, Inc..........     1,926,250
                                            ------------
                                               4,006,250
                                            ------------
                      Homebuilders--Mobile Homes (0.6%):
     85,000 Winnebago Industries, Inc.....       754,375
                                            ------------
             Hotel Management & Related Services (1.4%):
     85,000 La Quinta Inns, Inc...........     1,641,563
                                            ------------
                              Household Products (1.6%):
     35,000 Premark International, Inc....     1,015,000
     30,000 Tupperware Corp...............       836,250
                                            ------------
                                               1,851,250
                                            ------------
                                       Insurance (1.5%):
     30,000 Arthur J. Gallagher &
              Company.....................     1,033,125
     35,000 K2, Inc.......................       796,250
                                            ------------
                                               1,829,375
                                            ------------
                           Machinery & Equipment (0.8%):
    100,000 Flow International Corp.(b)...       937,500
                                            ------------
                          Medical--Biotechnology (1.6%):
    292,000 Integra Lifesciences
              Corp.(b)....................     1,295,750
     25,000 Visx, Inc.(b).................       553,125
                                            ------------
                                               1,848,875
                                            ------------
           Medical--Hospital Management Services (3.2%):
     45,000 Cerner Corp.(b)...............       950,625
    110,000 Genesis Health Ventures,
              Inc.(b).....................     2,901,250
                                            ------------
                                               3,851,875
                                            ------------

                                   Continued

THE SESSIONS GROUP
KEYPREMIER AGGRESSIVE GROWTH FUND

                  SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

 SHARES OR
 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
                               COMMON STOCKS, CONTINUED:
                    Medical Equipment & Supplies (6.6%):
     20,000 Arrow International, Inc......  $    740,000
     90,000 Mentor Corp. Minnesota........     3,285,000
     40,000 Respironics, Inc.(b)..........       895,000
     60,000 St Jude Medical, Inc..........     1,830,000
     70,000 Syncor International
              Corp.(b)....................     1,128,750
                                            ------------
                                               7,878,750
                                            ------------
         Medical--Health Management Organization (1.3%):
     30,000 United Health Care Corp.......     1,490,625
                                            ------------
                                       Oil & Gas (3.8%):
     50,000 Forest Oil Corp.(b)...........       825,000
    100,000 Lomak Petroleum, Inc..........     1,625,000
     75,000 Patina Oil & Gas..............       576,563
     50,000 Triton Energy Ltd.............     1,459,375
                                            ------------
                                               4,485,938
                                            ------------
                                 Pharmaceuticals (0.5%):
     60,000 Interneuron Pharmaceuticals,
              Inc.(b).....................       570,000
                                            ------------
                     Retail--General Merchandise (1.3%):
     70,000 Fingerhut Companies, Inc......     1,496,250
                                            ------------
                                        Services (2.1%):
     54,000 Devon Group, Inc.(b)..........     2,484,000
                                            ------------
                     Special Industry--Equipment (3.1%):
     90,000 Integrated Circuit Systems,
              Inc.(b).....................     2,565,000
     40,000 Lam Research Corp.(b).........     1,170,000
                                            ------------
                                               3,735,000
                                            ------------
                    Telecommunication--Equipment (3.0%):
    120,000 Digi International, Inc.(b)...     2,040,000
     60,000 ECI Telecommunications Ltd....     1,530,000
                                            ------------
                                               3,570,000
                                            ------------
                              Telecommunications (1.4%):
     80,000 Glenayre Technologies,
              Inc.(b).....................       790,000
    100,000 Mosaix, Inc.(b)...............       881,250
                                            ------------
                                               1,671,250
                                            ------------

 SHARES OR
 PRINCIPAL             SECURITY                MARKET
  AMOUNT             DESCRIPTION               VALUE
----------- ------------------------------  ------------
                               COMMON STOCKS, CONTINUED:
      Telecommunications--Services and Equipment (0.7%):
     50,000 Transaction Network Services,
              Inc.(b).....................  $    862,500
                                            ------------
                                         Textile (4.7%):
     80,000 Lydall, Inc.(b)...............     1,560,000
    100,000 Unifi, Inc....................     4,068,750
                                            ------------
                                               5,628,750
                                            ------------
                             Utilities--Electric (1.7%):
    100,000 Trigen Energy Corp............     1,975,000
                                            ------------
                            Utilities--Telephone (0.5%):
    100,000 Picturetel Corp.(b)...........       650,000
                                            ------------
                        Wholesale--Food Products (1.9%):
     50,000 JP Foodservice, Inc.(b).......     1,846,875
     30,000 Worthington Foods, Inc........       420,000
                                            ------------
    Total Common Stocks...................   113,575,046
              INVESTMENT COMPANIES (4.4%):
    920,474 Federated Government
              Obligation Fund.............       920,474
    319,064 Federated Prime Obligation
              Fund........................       319,064
  3,017,182 Key Premier Prime Money Market
              Fund........................     3,017,182
    919,746 Key Premier U.S. Treasury
              Obligations Money Market
              Fund........................       919,746
                                            ------------
    Total Investment Companies............     5,176,466
                                            ------------
                         Total Investments
      (Cost $77,952,326)(a)--100.0%.......   118,751,512
    Other assets in excess of liabilities
  0.0%....................................        30,667
                                            ------------
    TOTAL NET ASSETS--100.0%..............  $118,782,179
                                            ============

---------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $48,600,784
         Unrealized depreciation.........................    7,801,598
                                                           -----------
         Net unrealized appreciation.....................  $40,799,186
                                                           ===========

(b) Represents non-income producing securities.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER LIMITED DURATION GOVERNMENT SECURITIES FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES                                                        SHARES
    OR                                                            OR
 PRINCIPAL             SECURITY               MARKET          PRINCIPAL             SECURITY               MARKET
  AMOUNT             DESCRIPTION               VALUE            AMOUNT            DESCRIPTION               VALUE
----------- ------------------------------  -----------       ---------- ------------------------------  -----------
         U.S. GOVERNMENT AGENCIES (28.3%):
         Federal Home Loan Mortgage Corporation (9.4%):
$ 3,113,550 9.00%, 4/1/16.................  $ 3,295,724
                                            -----------
     Federal National Mortgage Association
                                  (18.9%):
  5,000,000 5.25%, 3/25/98................    4,994,849
  1,500,000 5.24%, 7/15/98................    1,497,675
         86 10.00%, 10/1/00...............           91
    129,793 7.95%, 3/25/20................      129,601
                                            -----------
                                              6,622,216
                                            -----------
    Total U.S. Government Agencies........    9,917,940
                                            -----------
        U.S. TREASURY OBLIGATIONS (61.2%):
              U.S. Treasury Notes (61.2%):
  1,000,000 5.63%, 1/31/98................    1,000,140
  9,400,000 5.75%, 12/31/98...............    9,414,288
  1,000,000 5.88%, 3/31/99................    1,002,680
 10,000,000 5.75%, 9/30/99................   10,013,701
                                            -----------
    Total U.S. Treasury Obligations.......   21,430,809
                                            -----------
              INVESTMENT COMPANIES (7.0%):
$   806,250 Key Premier U.S. Treasury
              Obligations Money Market
              Fund........................  $   806,250
  1,636,928 Federated Government
              Obligation Fund.............    1,636,928
                                            -----------
    Total Investment Companies............    2,443,178
                                            -----------
    Total Investments
      (Cost $33,775,862)(a)--96.5%........   33,791,927
    Other assets in excess of liabilities
  3.5%....................................    1,221,723
                                            -----------
    TOTAL NET ASSETS--100.0%..............  $35,013,650
                                            ===========

---------

(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

         Unrealized appreciation.........................  $49,898
         Unrealized depreciation.........................   33,833
                                                           -------
         Net unrealized appreciation.....................  $16,065
                                                           =======

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER U.T. TREASURY OBLIGATIONS MONEY MARKET FUND

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

  SHARES
    OR
 PRINCIPAL             SECURITY              AMORTIZED
  AMOUNT             DESCRIPTION               COST
----------- ------------------------------  -----------
         U.S. GOVERNMENT AGENCIES (77.4%):
              U.S. Treasury Bills (77.4%):
$21,000,000 1/22/98.......................  $20,937,035
                                            -----------
            Total U.S. Government Agencies   20,937,035
                                            -----------
            REPURCHASE AGREEMENTS (23.0%):
  6,225,000 Lehman Brothers, dated
              12/31/97, 6.30%, matures
              1/2/98, Proceeds at maturity
              $6,227,179 (Collateralized
              by $15,760,000 U.S. Treasury
              Strips, 2/15/13, Market
              Value = $6,351,122).........    6,225,000
    Total Repurchase Agreements...........    6,225,000
                                            -----------
         Total Investments (Amortized Cost
      $27,162,035)(a)--100.4%.............   27,162,035
    Liabilities in excess of other assets
    (0.4)%................................     (118,162)
                                            -----------
        TOTAL NET ASSETS -- 100.0%........  $27,043,873
                                            ===========

---------

(a) Cost for federal income tax and financial reporting purposes are the same.

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1997
                                  (UNAUDITED)

1.   ORGANIZATION:

     The Sessions Group (the "Group") was organized on April 25, 1988 as an Ohio business trust, and is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as an open-end management investment company. The Group is authorized to issue an unlimited number of shares that are units of beneficial interest, without par value. The Group offers shares of a number of different series or portfolios, including the following series for which Martindale Andres & Company, Inc., a wholly owned subsidiary of Keystone Financial Inc., serves as investment adviser: KeyPremier Prime Money Market Fund, KeyPremier Pennsylvania Municipal Bond Fund, KeyPremier Established Growth Fund, KeyPremier Intermediate Term Income Fund, KeyPremier Aggressive Growth Fund, KeyPremier Limited Duration Government Securities Fund, and KeyPremier U.S. Treasury Obligations Money Market Fund (individually, a "Fund" and collectively, the "Funds").

     The investment objective of the Prime Money Market Fund is to seek current income with liquidity and stability of principal. The investment objectives of the Pennsylvania Municipal Bond Fund are to seek income which is exempt from federal income tax and Pennsylvania state income tax, although such income may be subject to the federal alternative minimum tax when received by certain shareholders, and preservation of capital. The investment objective for the Established Growth Fund is growth of capital with some current income as a secondary objective. The investment objective of the Intermediate Term Income Fund is current income with long-term growth of capital as a secondary objective. The investment objective of the Aggressive Growth Fund is growth of capital. The investment objective of the Limited Duration Government Securities Fund is current income with preservation of capital as a secondary objective. The investment objective of the U.S. Treasury Obligations Money Market Fund is to seek current income with liquidity and stability of principal.

     Shares of the Funds may be sold to customers of Martindale Andres & Company Inc. by the Group's distributor, BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (the "Distributor") and its affiliates, and all accounts of correspondent banks of Keystone Financial, Inc. and to the general public.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies followed by the Group in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

        SECURITIES VALUATION:

        Investments of the Prime Money Market Fund and U.S. Treasury Obligations Money Market Fund are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. In addition, the Fund may not a) purchase any instrument with a remaining maturity greater than 397 calendar days unless such investment is subject to a demand feature, or b) maintain a dollar-weighted average portfolio maturity which exceeds 90 days.

        Investments in common and preferred stocks, corporate bonds, commercial paper, municipal securities and U.S. Government securities of the Funds (collectively, "the variable net asset value funds"), are valued based upon the current available prices in the principal market in which such securities are normally traded. Investments in investment companies are valued at their net asset values as reported by such companies. Other securities for which quotations are not readily available are valued at their fair value under procedures established by the Group's Board of Trustees. The differences between the cost and market values of investments held by the variable net asset value funds are reflected as either unrealized appreciation or depreciation.

        SECURITY TRANSACTIONS AND RELATED INCOME:

        Security transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined on the basis of identified costs.

        REPURCHASE AGREEMENTS:

        The Funds may acquire repurchase agreements from financial institutions such as banks and broker-dealers which Martindale Andres & Company, Inc. deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by each Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are transferred to an account of the fund at a bank custodian.

        REVERSE REPURCHASE AGREEMENTS:

        The Funds may borrow for temporary purposes by entering into reverse repurchase agreements. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

        At the time a Fund enters into a reverse repurchase agreement, the Fund identifies cash and liquid securities as segregated in its records having a value equal to the repurchase price (including accrued interest), and will continually monitor the account to ensure such equivalent value is maintained at all times.

        DIVIDENDS TO SHAREHOLDERS:

        Dividends from net investment income are declared daily and paid monthly and distributable net realized capital gains, if any, are declared and distributed at least annually for the Prime Money Market Fund and the U.S. Treasury Obligations Money Market Fund. Dividends from net investment income are declared and paid monthly and distributable net realized capital gains, if any, are declared and distributed annually for the Pennsylvania Municipal Bond, Intermediate Term Income, and Limited Duration Government Securities Funds. Dividends from net investment income are declared and paid quarterly and distributable net realized capital gains, if any, are declared and distributed annually for the Established Growth and Aggressive Growth Funds.

        Dividends from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, and deferral of certain losses.

        ORGANIZATION COSTS:

        All expenses in connection with each Fund's organization and registration under the 1940 Act and the Securities Act of 1933 were paid by that Fund. Such expenses are amortized over a period of five years commencing with the date of the initial public offering.

        EXPENSE OFFSET ARRANGEMENTS:

        Each Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balance were used to reduce a portion of the Fund's expenses as follows:

Prime Money Market Fund                               $5,960
Pennsylvania Municipal Bond Fund                       5,509

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

3.   PURCHASES AND SALES OF SECURITIES:

     Purchases and sales of portfolio securities (excluding short-term securities) for the variable net asset value funds for the period ended December 31, 1997, are as follows:

                                                                 PURCHASES         SALES
                                                                ------------    ------------
     Pennsylvania Municipal Bond Fund.......................    $ 44,037,860    $ 49,403,873
     Established Growth Fund................................    $  9,118,447    $    631,693
     Intermediate Term Income Fund..........................    $334,916,650    $318,847,419
     Aggressive Growth Fund.................................    $ 11,569,789    $  4,525,764
     Limited Duration Government Securities.................    $ 86,466,932    $ 86,810,153

4.   RELATED PARTY TRANSACTIONS:

     Investment advisory services are provided to the Funds by Martindale Andres & Company, Inc. Under the terms of the investment advisory agreement, Martindale Andres & Company, Inc. is entitled to receive fees based on a percentage of the average net assets of each Fund.

     BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services, Inc. ("BISYS Services") are subsidiaries of The BISYS Group, Inc.

     BISYS, with whom certain officers and trustees of the Group are affiliated, serves the Funds as administrator and distributor. Such officers and trustees are paid no fees directly by the Funds for serving as officers and trustees of the Group. Under the terms of the administration agreement, BISYS's fees are computed daily as a percentage of the average net assets of each Fund. BISYS Services serves the Funds as transfer agent and mutual fund accountant.

     The Group has adopted an Administrative Services Plan, pursuant to which each Fund is authorized to pay compensation to banks and other financial institutions (each a "Service Organization"), which may include Martindale Andres & Company, Inc., and its correspondent and affiliated banks and BISYS, for providing ministerial, recordkeeping and/or administrative support services to their customers who are the beneficial or record owners of a Fund. The compensation which is paid monthly, under the Administrative Services Plan is a fee computed daily at an annual rate of up to 0.25% of the average daily net asset value of a Fund.

     BISYS is also entitled to receive commissions on sales of shares of the variable net asset value funds. For the sixth months ended December 31, 1997, BISYS received $59,440 from commissions earned on sales of shares of the variable net asset value funds, of which $173 was reallowed to broker-dealers affiliated with Keystone Financial, Inc.

     Fees may be voluntarily reduced to assist the Funds in maintaining competitive expense ratios.

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

     The Funds can and do invest a portion of their assets in the Money Market Funds.

     Information regarding these transactions is as follows for the six months ended December 31, 1997:

                                                PRIME      PENNSYLVANIA                   INTERMEDIATE
                                                MONEY       MUNICIPAL      ESTABLISHED        TERM
                                                MARKET         BOND          GROWTH          INCOME
                                                 FUND          FUND           FUND            FUND
                                               --------    ------------    -----------    ------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets).........       .40%          .60%           .75%            .60%
Voluntary fee reductions.....................  $122,491      $181,393       $364,912        $334,469
ADMINISTRATION FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets).........      .115%         .115%          .115%           .115%
Voluntary fee reductions.....................        --            --             --              --
ADMINISTRATION SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets).........       .25%          .25%           .25%            .25%
Voluntary fee reductions.....................  $152,718      $151,161       $260,652        $278,724
FUND ACCOUNTANT FEES.........................  $ 18,551      $ 21,849       $ 32,234        $ 35,230
TRANSFER AGENT FEES..........................  $ 11,456      $ 12,204       $ 13,152        $ 14,874

                                   Continued

THE SESSIONS GROUP
KEYPREMIER FUNDS

                    NOTES TO FINANCIAL STATEMENTS, CONTINUED
                               DECEMBER 31, 1997
                                  (UNAUDITED)

                                                                                         U.S. TREASURY
                                                                     LIMITED DURATION     OBLIGATIONS
                                                       AGGRESSIVE       GOVERNMENT           MONEY
                                                         GROWTH         SECURITIES          MARKET
                                                          FUND             FUND              FUND
                                                       ----------    ----------------    -------------
INVESTMENT ADVISORY FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...............         1.00%             .60%              .40%
Voluntary fee reductions...........................     $299,968         $107,642           $50,247
ADMINISTRATION FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...............         .115%            .115%             .115%
Voluntary fee reductions...........................           --               --                --
ADMINISTRATION SERVICES FEES:
Annual fee before voluntary fee reductions
  (percentage of average net assets)...............          .25%             .25%              .25%
Voluntary fee reductions...........................     $149,984         $ 44,851           $31,344
FUND ACCOUNTANT FEES...............................     $ 19,690         $ 16,072           $15,410
TRANSFER AGENT FEES................................     $ 12,066         $ 14,006           $13,374

6.   ACQUISITION OF COMMON COLLECTIVE TRUST FUNDS:

     On July 1, 1997 the Limited Duration Government Securities Fund acquired all of the assets of various common and collective trust funds maintained by affiliates of Martindale Andres & Co., Inc. The following is a summary of shares issued, net assets acquired, net asset value per shares and unrealized appreciation as of the dates acquired:

                                                LIMITED DURATION
                                                   GOVERNMENT
                                                   SECURITIES
                                                      FUND
                                                ----------------
Shares.................................             3,467,684
Net Assets.............................           $34,676,843
Net Asset Value........................           $     10.00
Unrealized
  Appreciation/(Depreciation)..........           $    35,816

THE SESSIONS GROUP
KEYPREMIER FUNDS

                              FINANCIAL HIGHLIGHTS

                                       PRIME MONEY MARKET FUND          PENNSYLVANIA MUNICIPAL BOND FUND
                                  ----------------------------------   ----------------------------------
                                     FOR THE SIX      FOR THE PERIOD      FOR THE SIX      FOR THE PERIOD
                                    MONTHS ENDED          ENDED          MONTHS ENDED          ENDED
                                  DECEMBER 31, 1997   JUNE 30, 1997    DECEMBER 31, 1997   JUNE 30, 1997
                                     (UNAUDITED)           (A)            (UNAUDITED)           (A)
                                  -----------------   --------------   -----------------   --------------
Net Asset Value, Beginning of
  Period........................      $   1.00           $   1.00          $  10.29           $  10.21
                                      --------           --------          --------           --------
Investment Activities
  Net investment income.........         0.026              0.037              0.22               0.34
  Net realized and unrealized
     gains (losses) on
     investments................            --                 --              0.18               0.06
                                      --------           --------          --------           --------
     Total from Investment
       Activities...............         0.026              0.037              0.40               0.40
                                      --------           --------          --------           --------
Distributions
  Net investment income.........        (0.026)            (0.037)            (0.24)             (0.32
  Net realized gains............            --                 --              0.00                 --
                                      --------           --------          --------           --------
     Total Distributions........        (0.026)            (0.037)            (0.24)             (0.32)
                                      --------           --------          --------           --------
Net Asset Value, End of
  Period........................      $   1.00           $   1.00          $  10.45           $  10.29
                                      ========           ========          ========           ========
Total Return (excludes sales
  charge) (b)...................          2.58%              3.73%             3.96%              3.98%
Ratios/Supplemental Data:
Net Assets, at end of period
  (000).........................      $147,927           $ 95,850          $118,429           $123,194
Ratio of expenses to average net
  assets (c)....................          0.48%              0.36%             0.57%              0.37%
Ratio of net investment income
  to average net assets (c).....          5.16%              5.02%             4.20%              4.46%
Ratio of expenses to average net
  assets* (c)...................          0.93%              0.70%             1.12%              0.86%
Ratio of net investment income
  to average net assets* (c)....          4.71%              4.68%             3.65%              3.97%
Portfolio Turnover..............            NA                 NA                37%                98%
Average Broker Commission Paid
  (d)...........................            NA                 NA                NA                 NA

---------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of the Funds began October 7, 1996 and October 1, 1996, respectively.

(b) Not Annualized

(c) Annualized

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

NA Not Applicable

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                        FINANCIAL HIGHLIGHTS, CONTINUED

                                          ESTABLISHED GROWTH             INTERMEDIATE TERM INCOME FUND
                                  ----------------------------------   ----------------------------------
                                     FOR THE SIX      FOR THE PERIOD      FOR THE SIX      FOR THE PERIOD
                                    MONTHS ENDED          ENDED          MONTHS ENDED          ENDED
                                  DECEMBER 31, 1997   JUNE 30, 1997    DECEMBER 31, 1997   JUNE 30, 1997
                                     (UNAUDITED)           (A)            (UNAUDITED)           (A)
                                  -----------------   --------------   -----------------   --------------
Net Asset Value, Beginning of
  Period........................      $  11.13           $  10.00          $   9.77           $  10.00
                                      --------           --------          --------           --------
Investment Activities
  Net investment income.........          0.05               0.08              0.32               0.36
  Net realized and unrealized
     gains (losses) on
     investments................          1.12               1.13              0.24              (0.23)
                                      --------           --------          --------           --------
     Total from Investment
       Activities...............          1.17               1.21              0.56               0.13
                                      --------           --------          --------           --------
Distributions
  Net investment income.........         (0.05)             (0.08)            (0.31)             (0.36)
  Net realized gains............         (0.06)                --                --                 --
                                      --------           --------          --------           --------
     Total Distributions........         (0.11)             (0.08)            (0.31)             (0.36)
                                      --------           --------          --------           --------
Net Asset Value, End of
  Period........................      $  12.19           $  11.13          $  10.02           $   9.77
                                      ========           ========          ========           ========
Total Return (excludes sales
  charge) (b)...................         10.56%             12.20%             5.80%              1.40%
Ratios/Supplemental Data:
Net Assets, at end of period
  (000).........................      $214,191           $190,914          $230,587           $207,859
Ratio of expenses to average net
  assets (c)....................          0.64%              0.44%             0.55%              0.37%
Ratio of net investment income
  to average net assets (c).....          0.90%              1.39%             6.34%              6.45%
Ratio of expenses to average net
  assets* (c)...................          1.24%              1.01%             1.10%              0.84%
Ratio of net investment income
  to average net assets* (c)....          0.30%              0.82%             5.79%              5.98%
Portfolio Turnover..............             0%                 1%              153%               329%
Average Broker Commission Paid
  (d)...........................      $ 0.0600           $ 0.0748                NA                 NA

---------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of the Funds began December 2, 1996 and December 2, 1996, respectively.

(b) Not Annualized

(c) Annualized

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

NA Not Applicable

                       See notes to financial statements.

THE SESSIONS GROUP
KEYPREMIER FUNDS

                        FINANCIAL HIGHLIGHTS, CONTINUED

                                                                     LIMITED DURATION      U.S. TREASURY
                                                                        GOVERNMENT       OBLIGATION MONEY
                                      AGGRESSIVE GROWTH FUND          SECURITIES FUND       MARKET FUND
                                ----------------------------------   -----------------   -----------------
                                   FOR THE SIX         FOR THE          FOR THE SIX         FOR THE SIX
                                  MONTHS ENDED       PERIOD ENDED      MONTHS ENDED        MONTHS ENDED
                                DECEMBER 31, 1997   JUNE 30, 1997    DECEMBER 31, 1997   DECEMBER 31, 1997
                                   (UNAUDITED)           (A)          (UNAUDITED)(A)      (UNAUDITED)(A)
                                -----------------   -------------    -----------------   -----------------
Net Asset Value, Beginning of
  Period......................      $  10.24           $  10.00          $  10.00            $   1.00
                                    --------           --------          --------            --------
Investment Activities Net
  investment income...........            --               0.01              0.28                0.02
  Net realized and unrealized
     gains (losses) on
     investments .............          0.66               0.24             (0.01)                 --
                                    --------           --------          --------            --------
     Total from Investment
       Activities.............          0.66               0.25              0.27                0.02
                                    --------           --------          --------            --------
Distributions Net investment
  income......................            --              (0.01)            (0.28)              (0.02)
  Net realized gains..........         (0.12)                --                --                  --
                                    --------           --------          --------            --------
     Total Distributions......         (0.12)             (0.01)            (0.28)              (0.02)
                                    --------           --------          --------            --------
Net Asset Value, End of
  Period......................      $  10.78              10.24          $   9.99            $   1.00
                                    ========           ========          ========            ========
Total Return (excludes sales
  charge) (b).................          6.50%              2.52%             2.80%               2.41%
Ratios/Supplemental Data:
Net Assets, at end of period
  (000).......................      $118,782           $105,258          $ 35,014            $ 27,044
Ratio of expenses to average
  net assets (c)..............          0.76%              0.66%             0.54%               0.64%
Ratio of net investment income
  (loss) to average net assets
  (c).........................           (0.02)%             0.28%           5.59%               4.67%
Ratio of expenses to average
  net assets* (c).............          1.51%              1.35%             1.39%               1.29%
Ratio of net investment income
  (loss) to average net
  assets* (c).................         (0.77)%              (0.41)%            4.74%             4.02%
Portfolio Turnover............             4%                 2%              331%                  1%
Average Broker Commission Paid
  (d).........................      $ 0.0600           $ 0.0708                NA                  NA

---------------

* During the period certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Commencement of the Funds began February 3, 1997, July 1, 1997, and July 1, 1997, respectively.

(b) Not Annualized

(c) Annualized

(d) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.

NA Not Applicable
                       See notes to financial statements.

NEW                                                            KeyPremier Funds
SOLUTIONS



                                                              Semi-Annual Report
                                                               December 31, 1997

                                                            KeyPremier Funds(SM)





KeyPremier Funds(SM)

Investment Adviser
Martindale Andres & Company, Inc.
Four Falls Corporate Center, Suite 200
West Conshohocken, PA 19428

Distributor
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

For Additional Information Call:
1-800-766-3960

                                                                            2/98